ALLAIRE CORPORATION

                            1997 STOCK INCENTIVE PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT

                  This is a NONSTATUTORY STOCK OPTION AGREEMENT between Allaire Corporation, a Delaware corporation (the "Company"), and the optionee (the "Optionee") identified on the Notice of Grant of Stock Options to which this Agreement is attached and which is incorporated into this Agreement by reference (the "Notice").

                  WHEREAS, the Company desires to carry out the purposes of the Allaire Corporation 1997 Stock Incentive Plan (the "Plan"), by affording the Optionee an opportunity to purchase shares of Common Stock of the Company, par value $.01 per share (the "Shares"), according to the terms set forth herein.

                  NOW THEREFORE, the parties hereto hereby agree as follows:

                  1. Grant of Option. Subject to the terms of the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase the number of Shares specified in the Notice, on the terms and conditions hereinafter set forth. The Option is not intended by the Company to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. Purchase Price. The purchase price of each of the Shares subject to the Option shall be the exercise price per share specified in the Notice, which price has been specified in accordance with paragraph 7(a) of the Plan.

                  3. Option Period.

                           (a) Subject to the provisions of Sections 5 and 6 of
this Agreement, the Option shall become exercisable as to the number of Shares and on the dates specified in the exercise schedule in the Notice. The exercise schedule shall be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been canceled, the Optionee may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule. Notwithstanding the foregoing or any other provision herein to the contrary, the Option shall become immediately exercisable:

                           (i) upon the occurrence of the death, Disability (as
defined in the Plan) or Retirement (as defined in the Plan) of the Optionee as provided in paragraph 6(a) of this Agreement; or

                           (ii) in the event that the committee under the Plan
(the "Committee") shall notify the Optionee pursuant to paragraph 6(b) that the Option shall be canceled at the time of, or immediately prior to the occurrence of a Fundamental Change (as defined in the Plan).

                           (b) The Option and all rights to purchase Shares
thereunder shall cease on the earliest of:

                           (i) the expiration date specified in the Notice
(which date shall not be more than ten years after the date of this Agreement);

                           (ii) the expiration of the period after the
termination of the Optionee's employment (as defined in the Plan, which, for the purpose of this Agreement shall also include individuals serving in the capacity of a member of the Company's Board of Directors) within which the Option is exercisable as specified in paragraph 5(a) or 5(b), whichever is applicable; or

                      (iii) the date, if any, fixed for cancellation pursuant to paragraph 6(b) hereof.

Notwithstanding any other provision in this Agreement, in no event may anyone exercise the Option, in whole or in part, after its original expiration date.

                  4.  Manner of Exercising Option.

                           (a) Subject to the terms and conditions of this
Agreement, the Option may be exercised by delivering written notice of exercise to the Company at its principal executive office, to the attention of its Chief Financial Officer. The notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, he or she also shall send with the notice appropriate proof of his or her right to exercise the Option.

                           The notice of exercise shall be accompanied by
payment (by check, bank draft or money order payable to the Company) of the full purchase price of the Shares being purchased. Alternatively, if cashless exercises are permitted by the Committee, such notice may be accompanied by certificates for unencumbered Shares having an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the purchase price of the Shares to be purchased or a combination of cash and such unencumbered Shares in the amount of such purchase price. The Optionee shall duly endorse in blank all certificates delivered to the Company pursuant to this subparagraph and shall represent and warrant in writing that he or she is the owner of the Shares so delivered free and clear of all liens, security interests and other restrictions or encumbrances. Notwithstanding the other terms and conditions of this subparagraph, the Optionee shall not be permitted to pay any portion of the purchase price of the Shares being purchased with Shares if the Committee believes that payment in such manner could have an adverse effect on the Company's financial statements.

                           (c) As soon as practicable after receipt of the
purchase price provided for above, the Company shall deliver to the person exercising the Option, in the name of the Optionee or his or her estate or heirs, as the case may be, a certificate or certificates representing the Shares being purchased. The Company shall pay all original issue or transfer taxes, if any, with respect to the issue or transfer of the Shares to the person exercising the Option and all fees and expenses necessarily incurred by the Company in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required, upon the exercise of this Option or any part thereof, to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any State law, rule or regulation as the Company shall determine to be necessary or desirable.

              5. Exercisability of Option After Termination of Employment.

                           (a) During the lifetime of the Optionee, the Option
may be exercised only while the Optionee is employed by the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date of this Agreement, except that:

                       (i) if the Optionee is not a Non-employee Director
                  (as defined in the Plan), the Option shall continue to be exercisable for three months after termination of the Optionee's employment but only to the extent that the Option was exercisable immediately prior to the Optionee's termination of employment, and if the Optionee is a Non-employee Director, the Option shall continue to be exercisable after the Optionee ceases to be a director of the Company for the term of the Agreement, but only to the extent that the Option was exercisable immediately prior to the Optionee's ceasing to be a director;

                       (ii) in the event of the Optionee's employment terminates
                  due to Disability, the Optionee or his or her legal representative may exercise the Option within five years after the termination of the Optionee's employment;

                      (iii) in the event the Optionee's employment terminates
                  due to Retirement, the Option shall continue to be exercisable for three months after the Optionee's Retirement; and

                       (iv) if the Optionee's employment terminates after the
                  Committee notifies the Optionee pursuant to paragraph 6(b) that the Option shall be canceled, the Optionee may exercise the Option at any time permitted by paragraph 6(b).

                           (b) In the event of the Optionee's death prior to
                  expiration of the Option, the legal representative, heirs or legatees of the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option within five years after the death of the Optionee.

                           (c) Neither the transfer of the Optionee between any
                  combination of the Company, its parent and any subsidiary of the Company, nor a leave of absence granted to the Optionee and approved by the Committee, shall be deemed a termination of employment. The terms "parent" and "subsidiary" as used herein shall have the meaning ascribed to "parent corporation" and "subsidiary corporation," respectively, in Sections 425(e) and (f) (or successor provisions) of the Code.

                  6. Acceleration of Option.

                           (a) Death, Disability or Retirement. If paragraph
5(a)(ii) 5(a)(iii) or 5(b) of this Agreement is applicable, the Option, whether or not previously exercisable, shall become immediately exercisable in full if the Optionee shall have been employed continuously by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such Disability or, in the event of death, a date not more than three months prior to such death.

                           (b) Fundamental Change. In the event of a proposed
Fundamental Change (as defined in the Plan) involving a merger, consolidation or statutory share exchange, the Committee may, but is not obligated to, provide for the issuance of a Substitute Option (as defined below). If the Committee does not provide for a Substitute Option, the Option will be first accelerated and then canceled in accordance with this paragraph 6(b). In the event of a proposed Fundamental Change involving a liquidation or dissolution, the Option will be first accelerated and then canceled in accordance with this paragraph 6(b).

              Notice of Cancellation and Acceleration of Canceled Options. If the option is to be canceled, the Committee shall provide written notice to the Optionee of the impending cancellation not less than 20 days prior to the occurrence of the Fundamental Change. During the 20 days preceding the Fundamental Change, the Option shall be exercisable in full and the Optionee shall have the right to exercise the Option as to all or any part of the Shares covered by the Option.

              Payment in Respect of Canceled Options. The Option, to the extent not then exercised, will be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change. For each Share covered by the canceled Option, the Company will pay to the Optionee, within twenty days after the Fundamental Change, cash equal to the amount, if any, by which the Fair Market Value per Share exceeds the exercise price per Share covered by the Option. For this purpose, the "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

              Substitute Options. For the purpose of this paragraph 6(b), a "Substitute Option" shall mean an option to purchase voting common stock of the corporation surviving the merger, consolidation or share exchange (or, if appropriate, the Parent of such surviving corporation) appropriate to protect the rights of the Optionee under this Option. If the Committee makes provision for the issuance of a Substitute Option, the Option will expire upon such issuance, and will not be accelerated or canceled pursuant to this paragraph 6(b).

                           (c) Acceleration Upon a Change of Control.
Notwithstanding any other provision of this paragraph 6, one hundred percent (100%) of the Shares which are not then exercisable shall become exercisable upon the occurrence of a Change of Control, if the Optionee is an employee of the Company immediately before the occurrence of the Change of Control and (1) the Optionee's employment with the Company is terminated by the Company (including any successor or parent resulting from the Change in Control) without Cause within six (6) months after the Change in Control, or (2) the Company (or successor) does not offer the Optionee a Comparable Position upon the Change in Control, or (3), if the Optionee is offered and accepts a Comparable Position, the Optionee is involuntarily removed from such position within six (6) months after the Change in Control. For the purpose of this paragraph 6(c), the terms "Change of Control," "Comparable Position" and "Cause" shall have the meanings ascribed to such terms below:

              (i) "Change of Control" means as defined in the Plan, except that clauses (i) and (ii) of the definition shall not apply prior to the effectiveness of a Section 12 Registration (as defined in the Plan), the term "30%" in clause (ii) shall be changed to "50%"; and the term "70%" in clause (iii) shall be changed to "50%";

              (ii) "Comparable Position" means a position of employment with the Company or its successor following a Change of Control (or if the Company or its successor has a Parent following a Change of Control, its Parent) (A) with substantially the same or superior title, responsibilities, base salary, opportunity for incentive compensation, and eligibility for stock options or other equity incentives as the Optionee had prior to the Change of Control, and (B) at a location within 50 miles of the Optionee's location prior to the Change of Control, without the Optionee's express prior written consent; and

              (iii) "Cause" means (A) substantial failure by or refusal of the Optionee to perform the Optionee's duties to the Company, gross neglect of such duties, or other material breach of the Optionee's written or oral employment agreement with the Company, as the case may be; (B) material misappropriation by the Optionee of the Company's property or trade secrets, commission of a felony by the Optionee or other public misconduct by the Optionee detrimental to the reputation of the Company or (C) material dishonesty or material violation of any fiduciary duty or duty of loyalty owed by the Optionee to the Company.

                  7. Limitation on Transfer. During the lifetime of the Optionee, only the Optionee or his or her guardian or legal representative may exercise the Option. The Optionee shall not assign or transfer the Option otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and the Option shall not be subject to pledge, hypothecation, execution, attachment or similar process. Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, shall be null and void.

                  8. Shareholder Rights Before Exercise. The Optionee shall have none of the rights of a shareholder of the Company with respect to any Share subject to the Option until the Share is actually issued to him or her upon exercise of the Option.

                  9. Adjustments. The Committee may in its sole discretion make appropriate adjustments in the number of Shares subject to the Option and in the purchase price per Share to give effect to any adjustments made in the number of outstanding Shares of the Company through a merger or consolidation (that is not a Fundamental Change) or a recapitalization, reclassification, combination, stock dividend, stock split or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

                  10. Tax Withholding. The parties hereto recognize that the Company or a parent or subsidiary thereof may be obligated to withhold federal and state income taxes and social security or other taxes upon the Optionee's exercise of the Option. The Optionee agrees that, at the time he or she exercises the Option, if the Company or a parent or subsidiary thereof is required to withhold such taxes, he or she will promptly pay in cash upon demand to the Company, or the parent or subsidiary having such obligation, such amounts as shall be necessary to satisfy such obligation; provided, however, that in lieu of all or any part of such a cash payment, the Board may, but shall not be required to, permit the Optionee to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Optionee's full FICA and federal, state and local income tax with respect to income arising from the exercise of the Option, through a reduction of the number of Shares delivered to the Optionee or through a subsequent return to the Company of Shares delivered to the Optionee.

                  11. Lock Up Agreement. Optionee agrees that, upon the request of the Company or the managing underwriter(s) in connection with a Section 12 Registration (as defined in the Plan), for a period of time (not to exceed 180 days) from the effective date of the Section 12 Registration, Optionee (or any transferee of permitted under this Agreement) shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the Company's Stock owned or controlled by it; provided, however, that, at the time of the request, the Optionee is an officer or director of the Company or the Optionee holds (assuming exercise of all options and warrants, and the conversion of all convertible securities held by the Optionee, to the extent then exercisable or convertible) an aggregate number of shares of the Company's Common Stock (or equivalent) equal to at least one percent (1%) of the total number of shares of the Company's Common Stock then issued and outstanding.

                  12. Interpretation of this Agreement. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

                  13. Discontinuance of Employment. This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary thereof, and the Company or any such parent or subsidiary thereof employing the Optionee may terminate his or her employment and otherwise deal with the Optionee without regard to the effect it may have upon him or her under this Agreement.

                  14. General. The Company shall at all times during the term of this Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement. This Agreement shall be binding in all respects on the Optionee's heirs, representatives, successors and assigns. This Agreement is entered into under the laws of the Commonwealth of Massachusetts and shall be construed and interpreted thereunder.

                               ALLAIRE CORPORATION

                            1997 STOCK INCENTIVE PLAN

                                  AMENDMENT TO

                       NONSTATUTORY STOCK OPTION AGREEMENT

                  This Agreement is between Allaire Corporation, a Delaware corporation (the Company ), and the optionee (the Optionee ) identified on the copy of Notice of Grant of Stock Options to which this Agreement is attached (the "Grant Notice") and amends the Nonstatutory Stock Option Agreement (the "Stock Option Agreement") into which the original Grant Notice is incorporated.

                  1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Option Agreement.

                  2. Amendments.

                      (a) The following subsection (c) shall be appended to
Section 6 of the Stock Option Agreement:

                              6. Acceleration of Option.

                                    * * * * *

                                            (c) Early Exercise for Restricted
                  Shares. The Optionee may exercise the Option for shares of the Company's stock prior to the date or dates upon which such shares become exercisable in accordance with this subsection 6(c), and the exercise schedule in the Grant Notice shall be deemed to have been accelerated for such purpose. The shares issued upon such early exercise shall be subject to the restrictions set forth in this subsection, and are referred to in this subsection as the "Restricted Shares."

                                       (i) Reverse Vesting. Restricted Shares
                           purchased under this subsection 6(c) prior to the Option becoming exercisable shall "vest" according to the same schedule (i.e., on the same dates and in the same amounts) as such shares would have become purchasable upon exercise the Option had the exercise schedule not been accelerated in accordance with this subsection. Restricted Shares that are not vested shall be subject to repurchase by the Company under clauses 6(c)(ii) and 6(c)(iii) below. As Restricted Shares become vested they shall no longer be subject to repurchase by the Company.

                                       (ii) Company Repurchase Rights. The
                           Company shall have the option to purchase all or any part of the Restricted Shares that were not vested prior to termination of the Optionee's employment (including as a result of the Optionee's death or disability) at a per share price equal to the purchase paid by the Optionee upon exercise of the Option (subject to equitable adjustment for any stock split, stock dividend or combination of the Restricted Shares).

                                       (iii) Terms of Company Purchase. If the
                           Company intends to repurchase the Restricted Shares subject to repurchase, then it shall within sixty
                           (60) days after termination of Optionee's employment mail written notice of its intent to repurchase the Restricted Shares and the number of Restricted Shares to be repurchased to the Optionee's last known address appearing in the personnel records of the Company. If the Company has not mailed notice within that period, the Restricted Shares will no longer be subject to repurchase by the Company. Upon receipt from the Optionee of the certificate for the Restricted Shares, duly endorsed in blank or accompanied by a duly endorsed blank stock power suitable for transferring the Shares to the Company, the Company shall send to the Optionee (or his or her representative or beneficiary) the purchase price for the Restricted Shares and a certificate for the shares which are not subject to repurchase or are not being repurchased by the Company. The purchase price for the Restricted Shares being repurchased may be payable by check, by cancellation or all or a portion of any outstanding indebtedness of the Optionee to the Company, or both. If the Company has not received the certificate for the Restricted shares by the time the Company is to prepared to pay the purchased price for such shares, then the Company, at its option, may coincident with the payment of the purchase price and/or cancellation of debt, make appropriate entries in the records of the Company to effect the transfer of the Restricted Shares to the Company free and clear of any liens or encumbrances.

                                       (iv) Optionee Representations . By
                           exercising the shares under this subsection 6(c), the Optionee represents that (i) he or she is acquiring the Restricted Shares for investment and not with a view to, or for resale in connection with, any distribution thereof; (ii) the Restricted Shares are restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the Securities Act ), and that there is no assurance that such Rule will apply to future resales of the Restricted Shares; (iii) he or she will make no sale or other distribution that would cause the Optionee to be deemed an underwriter within the meaning of Section 2(11) of the Securities Act; and
                           (iv) he or she will make no sale, pledge, transfer or other disposition of the Restricted Shares received except in accordance with this Agreement unless a registration statement with respect to the Restricted Shares is then in effect under applicable federal and state securities laws or unless he obtains an opinion of counsel satisfactory to the Company that such disposition may be effected without violation of applicable federal or state securities laws.

                                       (v) Certificates; Legends. [Provision
                           regarding uncertificated shares.] The certificates representing the Restricted Shares will bear restrictive legends noting the restrictions identified in the preceding clause, the Company's repurchase rights and the restrictions on transfer set forth in Section 7 of this Agreement.

                           (b)  Section 7 of the Stock  Option  Agreement  shall
amended in its entirety to read as follows:

                                       7. Limitation on Transfer. During the
                           lifetime of the Optionee, only the Optionee or his or her guardian or legal representative or transferee of a transfer permitted by this Section may exercise the Option. The Optionee shall not assign or transfer the Option or Restricted Shares issued upon early exercise of the Option, except that the Optionee may transfer the Option or Restricted Shares: (a) by will or the laws of descent and distribution; (b) by way of gift to any member of his or her family or to any trust for the benefit of any such family member or such Optionee, provided that any such transferee shall agree in writing with the Company, as a condition to such transfer, to be bound by all of the provision of this Agreement to the same extent as the Optionee; or (c) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ( ERISA ), or the rules thereunder. Neither the Option nor the Restricted Shares shall be subject to pledge, hypothecation, execution, attachment or similar process. Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of the Option or any Restricted Shares contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option or any Restricted Shares, shall be null and void.

                  2. Amendments. The Stock Option Agreement shall remain in full force and effect except as specifically amended hereby.

         IN WITNESS WHEREOF, the Company has executed this Amendment as of the day and year first above written.

ALLAIRE CORPORATION


By:
     ----------------------------
Title:
       ---------------------------



For Record Keeping Purposes:


--------------------------------
Optionee Name

                                             ALLAIRE CORPORATION
Notice of Grant of Stock Options             ID: 41-1830-792
and Option Agreement                         ONE ALEWIFE CENTER
                                             THIRD FLOOR
                                             CAMBRIDGE, MA 02140

--------------------------------------------------------------------------------

David Orfao                                  Option Number:  00000035
17 Bartkus Farm Rd.                          Plan:           1997
Concord, MA 01742                            ID:             ###-##-####

--------------------------------------------------------------------------------

Effective 2/7/97, you have been granted a(n) Non-Qualified Stock Option to buy 510,000 shares of ALLAIRE CORPORATION (the Company) stock at $0.5000 per share.

The total option price of the shares granted is $255,000.00

Shares in each period will become fully vested on the date shown.

          Shares         Vest Type           Full Vest           Expiration
          ------         ---------           ---------           ----------

          127,500        On Vest Date         2/28/98              2/7/07
          382,500             Monthly         2/28/01              2/7/07



--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.


--------------------------------------------------------------------------------


/s/ David A. Gerth                           10/20/97
--------------------------------             -----------------------------------
ALLAIRE CORPORATION                          Date


/s/ David Orfao                              9/12/97
--------------------------------             -----------------------------------
David Orfao                                  Date




                                                                Date: 7/30/97
                                                                Time: 1:23:37 PM